================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

         Date of Report (Date of earliest event reported): June 25, 2004

                          BOSTON SCIENTIFIC CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

    DELAWARE                         1-11083                    04-2695240
    --------                         -------                    ----------
(State or other                    (Commission                 (IRS employer
jurisdiction of                    file number)              identification no.)
incorporation)

          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (508) 650-8000

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ITEM 5. Other Events and Regulation FD Disclosure

On June 25, 2004, Boston Scientific Corporation publicly issued $600 million aggregate principal amount of 5.45% senior notes (the "Notes") under its existing shelf registration statement. The Notes were issued subject to the terms and conditions set forth in the Underwriting Agreement dated June 22, 2004, as supplemented by the Terms Agreement dated June 22, 2004, among the Company and the underwriters named therein. In connection with the offering of the Notes, the Company entered into an Indenture dated as of June 25, 2004, with JPMorgan Chase Bank, as trustee.

ITEM 7. Financial Statements and Exhibits

Exhibit Number                      Exhibit Description
--------------                      -------------------
1.1               Underwriting Agreement - Basic Provisions, dated June 22, 2004

1.2               Terms Agreement dated June 22, 2004, among Boston Scientific
                  Corporation and J.P. Morgan Securities Inc., Banc of America
                  Securities Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1               Indenture dated as of June 25, 2004, between Boston Scientific
                  Corporation and JPMorgan Chase Bank (formerly The Chase
                  Manhattan Bank)

4.2 5.45% Note due June 15, 2014 in the aggregate principal amount of $500,000,000

4.3 5.45% Note due June 15, 2014 in the aggregate principal amount of $100,000,000

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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BOSTON SCIENTIFIC CORPORATION

Date: June 25, 2004                    By: /s/  Larry Knopf
                                           -------------------------------------
                                           Larry Knopf
                                           Vice President, Assistant General
                                           Counsel

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

                                INDEX TO EXHIBITS

Exhibit Number                      Exhibit Description
--------------                      -------------------
1.1               Underwriting Agreement - Basic Provisions dated June 22, 2004

1.2               Terms Agreement dated June 22, 2004, among Boston Scientific
                  Corporation and J.P. Morgan Securities Inc., Banc of America
                  Securities Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein

4.1               Indenture dated as of June 25, 2004, between Boston Scientific
                  Corporation and JPMorgan Chase Bank (formerly The Chase
                  Manhattan Bank)

4.2 5.45% Note due June 15, 2014 in the aggregate principal amount of $500,000,000

4.3 5.45% Note due June 15, 2014 in the aggregate principal amount of $100,000,000

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